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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
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Servicer Certificate                                             (Page 1 of 3)
Distribution Date:                                                    08/20/97

Investor Certificateholder Floating Allocation Percentage               97.01%
Investor Certificateholder Fixed Allocation Percentage                  97.37%
Aggregate Amount of  Collections                                 28,939,163.61
Aggregate Amount of  Interest Collections                         7,666,319.16
Aggregate Amount of  Principal Collections                       21,272,844.45
Class A Interest Collections                                      7,437,126.88
Class A Principal Collections                                    19,763,259.12
Seller Interest Collections                                         229,192.28
Seller Principal Collections                                      1,509,585.33
Weighted Average Loan Rate                                              13.65%
Net Loan Rate                                                           12.65%
Weighted Average Maximum Loan Rate                                      18.50%
Class A-1 Certificate Rate                                             5.8641%
Maximum Investor Certificate Rate                                     12.6500%
Class A-1 Certificate Interest Distributed                        3,288,648.96
Class A-1 Investor Certificate Interest Shortfall before Draw             0.00
Unpaid Class A-1 Certificate Interest Shortfall Received                  0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining                 0.00
Unpaid Class A-1 Carryover Interest Amount                                0.00
Maximum Principal Dist. Amount (MPDA)                            20,712,326.27
Alternative Principal Dist. Amount (APDA)                        19,763,259.12
Rapid Amortization Period? (Y=1, N=0)                                     0.00
Scheduled Principal  Distribution Amount (SPDA)                  19,763,259.12
Principal  allocable to Class A-1                                19,763,259.12
SPDA deposited to Funding Account                                         0.00
Subsequent Funding Mortgage Loans Purchased in Period                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased          100,781,997.58
Accelerated Principal Distribution Amount                                 0.00
APDA allocable to Class A-1                                               0.00
Reimbursement to Credit Enhancer                                          0.00
Spread Trigger hit?                                                         No
Reduction in Certificate Principal Balance due to Current Class A-1
Liquidation Loss Amount                                             830,081.96
Cumulative Investor Liquidation Loss Amount                         830,081.96
Total Principal allocable to A-1                                 20,593,341.08
Beginning Class A-1 Certificate Principal Balance               672,977,212.56
Ending Class A-1 Certificate Principal Balance                  652,383,871.48
Pool Factor (PF)                                                     0.7962912
Retransfer Deposit Amount (non 2.07 transfers)                            0.00
Servicing Fees Distributed                                          564,315.53
Beg. Accrued and Unpaid Inv. Servicing Fees                               0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                             0.00
End. Accrued and Unpaid Inv. Servicing Fees                               0.00
Number of Mortgage Loans Retransferred pursuant to 2.07                      0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07           0
Mortgage Loans Retransferred pursuant to 2.07 ($)                         0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)              0.00
Aggregate Investor Liquidation Loss Amount                          830,081.96
Investor Loss Reduction Amount                                            0.00
Beginning Pool Balance                                          698,047,788.65
Ending Pool Balance                                             677,426,964.42
Servicer Certificate                                             (Page 2 of 3)
Distribution Date:                                                    08/20/97

Beginning Invested Amount                                       677,178,639.56
Ending Invested Amount                                          656,585,298.48
Beginning Seller Principal Balance                               20,869,149.09
Ending Seller Principal Balance                                  20,841,665.94
Additional Balances                                               1,509,585.33
Beginning Funding Account Balance                                         0.00
Ending Funding Account Balance                                            0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or
release to Cert                                                          0.00%
Ending Funding Account Balance % (after purchase of Subsequent Loans or
release to Certs.)                                                       0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period        $0.00
Principal Collections to purchase Addit'l Balances and/or paid to Cert.  $0.00
Excess Funding Amount                                                    $0.00
Beginning Spread Account Balance                                  2,100,714.00
Ending Spread Account Balance                                     2,100,714.00
Beginning Seller Interest                                                2.99%
Ending Seller's Interest                                                 3.08%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,479
     Trust Balance                                               53,249,171.16
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       308
     Trust Balance                                               10,644,955.01
   90+ (Del Stat 3+)
     No. of Accounts                                                       540
     Trust Balance                                               18,748,030.67
   270+ (Del Stat 9+)
     No. of Accounts                                                       154
     Trust Balance                                                5,880,761.97
   REO
     No. of Accounts                                                         3
     Trust Balance                                                1,586,973.05
Rapid Amortization Event ?                                                  No
 Failure to make payment within 5 Business Days of Required Date ?          No
 Failure to perform covenant relating to Trust's Security Interest ?        No
 Failure to perform other covenants as described in the Agreement ?         No
 Breach of Representation or Warranty ?                                     No
 Bankruptcy, Insolvency or Receivership relating to Seller ?                No
 Subject to Investment Company Act of 1940 Regulation ?                     No
 Servicing Termination ?                                                    No
 Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance
  and Pre-Fun                                                               No
Event of Default ?                                                          No
 Failure by Servicer to make payment within 5 Bus. Days of Required Date ? No Failure by Servicer to perform covenant relating to Trust's Security Int? No Failure by Servicer to perform other covenants as described in the Agreemt?No
 Bankruptcy, Insolvency or Receivership relating to Master Servicer ?       No
 Trigger Event ?                                                            No
Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)         N/A
Premium Distributed to Credit Enhancer                                    0.00
Amount Distributed to Seller                                      1,738,777.61
Master Servicer Credit Facility Amount                                    0.00
Guaranteed Principal Distribution Amount                                  0.00
Credit Enhancement Draw Amount                                            0.00
Spread Account Draw Amount                                                0.00
Capitalized Interest Account Draw                                         0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))                       0.00
Amount paid to Trustee                                                    0.00
Cumulative Draw under Policy                                              0.00
Servicer Certificate                                             (Page 3 of 3)
Distribution Date:                                                    08/20/97

Net Yield                                                                4.88%
Total  Available Funds
 Aggregate Amount of Collections                                 28,939,163.61
 Deposit for principal not used to purchase subsequent loans              0.00
 Interest Earnings on the Pre-Funding Account                             0.00
 Deposit from Capitalized Interest Account                                0.00
 Total                                                           28,939,163.61
Application of Available Funds
  Servicing Fee                                                     564,315.53
  Principal and Interest to Class A-1                            23,881,990.04
  Seller's portion of Principal and Interest                      1,738,777.61
  Funds deposited into Funding Account (Net)                              0.00
  Funds deposited into Spread  Account                                    0.00
  Excess funds released to Seller                                 2,754,080.43
  Total                                                          28,939,163.61


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.






A Servicing Officer































Statement to Certificateholders                                  (Page 1 of 1)
Distribution Date:                                                    08/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage              97.0104%
Class A Certificateholder Fixed Allocation Percentage                 97.3651%
Beginning Class A-1 Certificate Balance                         672,977,212.56
Class A-1 Certificate Rate                                           5.864060%
Class A-1 Certificate Interest Distributed                            4.014082
Class A-1 Certificate Interest Shortfall Distributed                  0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall             0.000000
Rapid Amortization Event ?                                                  No
Class A-1 Certificate Principal Distributed                          25.135962
Maximum Principal Distribution Amount                                25.281194
Scheduled Principal  Distribution Amount (SPDA)                      24.122775
Accelerated Principal Distribution Amount                             0.000000
Aggregate Investor Liquidation Loss Amount Distributed                1.013187
Total Amount Distributed to Certificateholders                       28.136857
Principal Collections deposited into Funding Account                      0.00
Ending Funding Account Balance                                            0.00
Ending Class A-1 Certificate Balance                            652,383,871.48
Class A-1 Factor                                                     0.7962912
Pool Factor (PF)                                                     0.7962912
Unreimbursed Liquidation Loss Amount                                        $0
Accrued Interest on Unreimbursed Liquidation Loss Amount                    $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount           $0
Class A Servicing Fee                                               564,315.53
Beginning Invested Amount                                       677,178,639.56
Ending Invested Amount                                          656,585,298.48
Beginning Pool Balance                                          698,047,788.65
Ending Pool Balance                                             677,426,964.42
Spread Account Draw Amount                                                0.00
Credit Enhancement Draw Amount                                            0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts                                                     1,479
     Trust Balance                                               53,249,171.16
   60 - 89 days (Del Stat 2)
     No. of Accounts                                                       308
     Trust Balance                                               10,644,955.01
   90+ (Del Stat 3+)
     No. of Accounts                                                       540
     Trust Balance                                               18,748,030.67
   REO
     No. of Accounts                                                         3
     Trust Balance                                                1,586,973.05
Aggregate Liquidation Loss Amount for Liquidated Loans              559,253.86
Class A-1 Certificate Rate for Next Distribution Date            To be updated
Amount of any Draws on the Policy                                         0.00
Subsequent Mortgage Loans
     No. of Accounts                                                      0.00
     Trust Balance                                                        0.00
     Cumulative No. of Accounts                                       3,249.00
     Cumulative Trust Balance                                   100,781,997.58
Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07                  0
    Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07       0
    Mortgage Loans Retransferred pursuant to 2.07 ($)                     0.00